                                                                   Exhibit 10(4)

                              FIFTH AMENDMENT TO
                              THE TAMBRANDS INC.
                      1992 DIRECTORS STOCK INCENTIVE PLAN
                      -----------------------------------


          WHEREAS, TAMBRANDS INC. (the "Company") adopted the 1992 Directors Stock Incentive Plan (the "Plan"); and

          WHEREAS, pursuant to Section 13 of the Plan, the Board of Directors retained the right to amend the Plan;

          NOW, THEREFORE, the Plan is amended as follows:

          1. Section 2(o) of the Plan is amended to delete the words "prior to September 1, 1994 (or such other date as the transition period related to the amended version of Rule 16b-3, as adopted by the Securities and Exchange Commission by Release 34-28869, expires with respect to the Plan)".

          2. The sixth sentence of Section 7(a) of the Plan is amended to delete the words "and, on and after September 1, 1994 (or such other date as the transition period related to the amended version of Rule 16b-3, as adopted by the Securities and Exchange Commission by Release 34-28869, expires with respect to the Plan), an Eligible Director".

          3. The first sentence of Section 8(a) of the Plan is amended to delete the words "and each Eligible Director may elect in 1994".

          4. The first sentence of Section 8(b) of the Plan is amended to delete the comma after the phrase "1993 to Participating Directors" and to insert in lieu thereof the word "and", and also to delete the words "and September 15 for Awards granted in 1994 to Eligible Directors".

          5. The first sentence of Section 8(d) is amended to delete the comma after the words "made in August 1993" and to insert in lieu thereof the word "and", and also to delete the words "and September 8 for grants to be made in September 1994".

          6. The first sentence of Section 9(a) is amended to delete the words "and each Eligible Director may elect in 1994".

          7. The first sentence of Section 9(c) is amended to delete the portion of that sentence immediately following the semi-colon preceding the proviso in that sentence and also to substitute a period for such semi-colon.

          8. This Fifth Amendment to the Plan shall be effective as of September 1, 1994.

          IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to be executed by its duly authorized officer on the 15th day of September, 1994.


                                                   TAMBRANDS INC.



                                                   By:/s/Kevin J. Paradise
                                                   -----------------------------
                                                   Title: Vice President - Human
                                                          Resources


WITNESS:



/s/Jonathan W. Emery
- - ------------------------
Title:Corporate Counsel
      ------------------

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